UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 29, 2016

Steadfast Apartment REIT III, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-207952	47-4871012
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18100 Von Karman Avenue, Suite 500 Irvine, California 92612 (Address of principal executive offices)

(949) 852-0700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On January 3, 2017, Steadfast Apartment REIT III, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Amended and Restated Advisory Agreement (the “Advisory Agreement”) by and among the Company, Steadfast Apartment REIT III Operating Partnership, L.P., the Company’s operating partnership, and Steadfast Apartment Advisor III, LLC (the “Advisor”), the Company’s affiliated external advisor. The Amendment renews the term of the Advisory Agreement, effective February 5, 2017, for an additional one-year term ending on February 5, 2018.

The material terms of the Amendment described herein are qualified in their entirety by the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.
Acquisition of Canyon Resort at Great Hills Apartments
On December 29, 2016 (the “Closing Date”), the Company, through STAR III Canyon Resort, LLC (“STAR III Canyon Resort”), an indirect wholly-owned subsidiary of the Company, acquired from unaffiliated third-party sellers a fee simple interest in a 256-unit multifamily residential community located in Austin, Texas, commonly known as Canyon Resort at Great Hills Apartments (the “Canyon Resort Property”). On the Closing Date, Steadfast Asset Holdings, Inc., an affiliate of the Advisor, assigned to STAR III Canyon Resort the Agreement of Sale and Purchase, dated November 11, 2016, as amended, for the purchase of the Canyon Resort Property.

STAR III Canyon Resort acquired the Canyon Resort Property for an aggregate purchase price of $44,500,000, exclusive of closing costs. STAR III Canyon Resort financed the acquisition of the Canyon Resort Property with a combination of (1) proceeds from the Company’s ongoing public offering and (2) a loan in the aggregate principal amount of $31,710,000 (the “Canyon Resort Loan”) from PNC Bank, National Association (the “Lender”), pursuant to the requirements of the Fannie Mae structured ARM conventional product line, as evidenced by the Multifamily Loan and Security Agreement (the “Loan Agreement”) and the Multifamily Note (the “Note” and, together with the Loan Agreement, the Mortgage, the Environmental Indemnity and the Guaranty, each described in Item 2.03 below, the “Loan Documents”). For additional information on the terms of the Canyon Resort Loan, see Item 2.03 below.

The Canyon Resort Property was constructed in 1997 and consists of 12 three-story garden-style apartment buildings and is situated on an approximately 33-acre site. The Canyon Resort Property is comprised of 104 one-bedroom, 128 two-bedroom and 24 three-bedroom apartment homes that average 983 square feet with an average monthly rent of $1,335. Apartment amenities at the Canyon Resort Property include a complete appliance package, personal balcony or patio, ceiling fans, washer and dryer machines, 9-foot ceilings and in selected units fireplaces, hardwood flooring, attached garages and updated lighting and plumbing fixtures. Property amenities at the Canyon Resort Property include a resort-style pool with a spacious sundeck, a fitness center, a business center, BBQ area, detached garage parking and hiking trails. As of December 25, 2016, the Canyon Resort Property was approximately 94.5% occupied.

An acquisition fee of approximately $948,057 was earned by the Advisor in connection with the acquisition of the Canyon Resort Property.

The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Management of the Canyon Resort Property
On the Closing Date, STAR III Canyon Resort and Steadfast Management Company, Inc. (“Steadfast Management”), an affiliate of the Advisor, entered into a Property Management Agreement (the “Management Agreement”) under which Steadfast Management serves as the exclusive manager and leasing agent of the Canyon Resort Property. Pursuant to the Management Agreement, STAR III Canyon Resort pays Steadfast Management a monthly management fee in an amount equal to 2.75% of the Canyon Resort Property’s gross collections at the property for such month. In addition, the property manager may earn an incentive management fee equal to 1% of gross collections based on performance metrics as described in the Management Agreement.

The Management Agreement has an initial term that expires on December 29, 2017, and will continue thereafter on a month-to-month basis unless either party gives 60-days prior written notice of its desire to terminate the Management Agreement. STAR III Canyon Resort may terminate the Management Agreement at any time upon 30-days prior written notice to Steadfast Management in the event of the gross negligence, willful misconduct or bad acts of Steadfast Management or any of Steadfast Management’s employees. Either party may terminate the Management Agreement due to a material breach of the other party’s obligations under the Management Agreement that remains uncured for 30 days after notification of such breach. In the event of a termination of the Management Agreement by STAR III Canyon Resort without cause, STAR III Canyon Resort will pay a termination fee to Steadfast Management equal to three months of the monthly management fee based on the average gross collections for the three months preceding the date of termination.

On the Closing Date, STAR III Canyon Resort also entered into a Construction Management Services Agreement (the “Construction Services Agreement”) with Pacific Coast Land & Construction, Inc. (“PCL”), an affiliate of the Advisor. Pursuant to the Construction Services Agreement, PCL will provide construction management services with respect to capital improvements and renovations to be undertaken from time to time at the Canyon Resort Property, for which it will be paid a construction management fee in an amount equal to 6% of the total cost of the improvements and renovations (as defined in the Construction Services Agreement). In addition to the construction management fee, if PCL provides additional staffing for an improvement or renovations, STAR III Canyon Resort will reimburse PCL for all costs associated with such staffing. The Construction Services Agreement may be terminated by either party with 30-days prior written notice to the other party.

The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.6 and 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the acquisition of the Canyon Resort Property, STAR III Canyon Resort borrowed $31,710,000 from the Lender pursuant to the Loan Documents. The Canyon Resort Loan has a 120-month term with a maturity date of January 1, 2027 (the “Maturity Date”). STAR III Canyon Resort paid a loan origination fee of $174,405 to the Lender in connection with the Canyon Resort Loan.

Interest on the outstanding principal balance of the Canyon Resort Loan accrues at an initial rate of 3.071%, and an initial monthly debt service payment of $83,856 is due and payable on February 1, 2017. Beginning February 1, 2017, and continuing until the Maturity Date, monthly interest on the outstanding principal balance of the Canyon Resort Loan accrues at the one-month London Interbank Offered Rate (LIBOR) plus 2.31%, and is due and payable on the first day of each month, as further described in the Loan Agreement. Beginning February 1, 2022 and continuing until the Maturity Date, in addition to the monthly interest payment, a monthly payment of principal in the amount of $44,335 is due and payable on the first day of each month, as further described in the Note. The entire outstanding principal balance and any accrued and unpaid interest on the Canyon Resort Loan is due and payable in full on the Maturity Date.

STAR III Canyon Resort may voluntarily prepay the Canyon Resort Loan and related sums due to the Lender following the third year of the Canyon Resort Loan, provided that STAR III Canyon Resort provides the Lender with prior notice of such prepayment and pays a prepayment fee, all in accordance with the terms of the Loan Agreement.

The performance of the obligations of STAR III Canyon Resort under the Canyon Resort Loan is secured by a Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing with respect to the Canyon Resort Property (the “Mortgage”). Additionally, pursuant to an Assignment of Management Agreement, STAR III Canyon Resort assigned all of its rights under the Management Agreement to the Lender upon an event of default under any of the Loan Documents.

In connection with the acquisition of the Canyon Resort Property, STAR III Canyon Resort also entered into an Environmental Indemnity Agreement (the “Environmental Indemnity”), pursuant to which STAR III Canyon Resort agreed to indemnify, defend and hold harmless the Lender and certain other parties identified in the Environmental Indemnity, from and against any actions, damages, claims or other liabilities that the Lender or such other parties may suffer or incur as a result of, among other things, (1) the actual or alleged presence of certain hazardous substances on or under the Canyon Resort Property or any other property from which hazardous materials derived or allegedly derived from the Canyon Resort Property, (2) any actual or alleged violation of any environmental laws applicable to the Canyon Resort Property, (3) any breach of any representation or warranty made in the Environmental Indemnity by STAR III Canyon Resort, (4) any failure by STAR III Canyon Resort to perform any of its obligations under the Environmental Indemnity, (5) any remedial work as defined in the Environmental Indemnity or (6) the existence or alleged existence of any prohibited activity or condition as defined in the Environmental Indemnity.

The Company entered into a Guaranty of Non-Recourse Obligations (the “Guaranty”) in connection with the Canyon Resort Loan. The Company absolutely, unconditionally and irrevocably guarantees to the Lender the full and prompt payment and performance when due of all amounts for which STAR III Canyon Resort is personally liable under the Loan Documents, in addition to all costs and expenses incurred by the Lender in enforcing such Guaranty.

The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.8, 10.9, 10.10, 10.11, 10.12 and 10.13 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On January 4, 2017, the Company distributed a press release announcing the acquisition of the Canyon Resort Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.

Because it is impracticable to provide the required financial statements for the acquisition of the real property described in this Current Report on Form 8-K at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.
(b) Pro Forma Financial Information.

See Paragraph (a) above.
(d) Exhibits.

Exhibit	Description

10.1
Amendment No. 1 to the Amended and Restated Advisory Agreement, dated as of January 3, 2017, by and among Steadfast Apartment REIT III, Inc., Steadfast Apartment REIT III Operating Partnership, L.P. and Steadfast Apartment Advisor III, LLC and effective as of February 5, 2017

10.2
Agreement of Sale and Purchase, made and entered into as of November 11, 2016, by and between Steadfast Asset Holdings, Inc., Canyon Resort at Great Hills Limited Partnership and Wakefield GP Canyon Resort at Great Hills, LLC, with Heritage Title Company of Austin, Inc. as the title company

10.3
First Amendment to Agreement of Sale and Purchase, made and entered into as of December 9, 2016, by and between Steadfast Asset Holdings, Inc., Canyon Resort at Great Hills Limited Partnership and Wakefield GP Canyon Resort at Great Hills, LLC

10.4
Second Amendment to Agreement of Sale and Purchase, made and entered into as of December 12, 2016, by and between Steadfast Asset Holdings, Inc., Canyon Resort at Great Hills Limited Partnership and Wakefield GP Canyon Resort at Great Hills, LLC

10.5	Assignment and Assumption of Purchase Agreement, dated as of December 29, 2016, by and between Steadfast Asset Holdings, Inc. and STAR III Canyon Resort, LLC

10.6	Property Management Agreement, entered into as of December 29, 2016, by and between Steadfast Management Company, Inc. and STAR III Canyon Resort, LLC

10.7	Construction Management Services Agreement, entered into as of December 29, 2016, by and between STAR III Canyon Resort, LLC and Pacific Coast Land & Construction, Inc.

10.8	Multifamily Note, made as of December 29, 2016, by STAR III Canyon Resort, LLC, in favor of PNC Bank, National Association

10.9	Multifamily Loan and Security Agreement, made as of December 29, 2016, by and between STAR III Canyon Resort, LLC and PNC Bank, National Association

10.10
Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 29, 2016, by STAR III Canyon Resort, LLC to Gary S. Farmer for the benefit of PNC Bank, National Association

10.11	Environmental Indemnity Agreement, dated as of December 29, 2016, by STAR III Canyon Resort, LLC to and for the benefit of PNC Bank, National Association

10.12	Guaranty of Non-Recourse Obligations, dated as of December 29, 2016, by Steadfast Apartment REIT III, Inc. to and for the benefit of PNC Bank, National Association

10.13	Assignment of Management Agreement, dated as of December 29, 2016, by and among STAR III Canyon Resort, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

99.1	Press release, dated January 4, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT III, INC.

Date:	January 4, 2017	By:	/s/ Kevin J. Keating
Kevin J. Keating
Treasurer